Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies

The following table summarizes our contractually committed obligations and their maturity dates as of December 31, 2014:

	Payments Due by Period
(Dollars in thousands)		Less					More
		than 1	2-	3-	4-	5-	than 5
	Total	year	year	year	year	year	years
	(U.S. dollars in thousands)
Interest on variable-rate debt	480	480	—	—	—	—	—

Services fees to the Manager	6,540	1,635	1,635	1,635	1,635	—	—

Management fees to the Managers	12,407	1,138	1,138	1,138	1,138	1,138	6,717

Total obligations	$19,427	$3,253	$2,773	$2,773	$2,773	$1,138	$6,717

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands)

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V Free Goddess was hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess were reported safe and well after the vessel’s release by the pirates. At the time of the hijacking, the vessel was on time charter in laden condition. Since the release from the pirates, the vessel has been laying at the port of Salalah, Oman, undertaking repairs funded mostly by insurers. The repairs of the vessel were completed, and notice of readiness was tendered to her Charterers for the resumption of the voyage. The Charterers repudiated the Charter and we accepted Charterers’ repudiation and terminated the fixture reserving our right to claim damages and other amounts due to us. The Tribunal previously constituted will hear our claim for (amongst others) unpaid hire and damages from the Charterers. In the meantime, cargo interests have commenced proceedings under the Bills of Lading although they have not yet particularized their claims. At the same time, all options are being explored for the commercial resolution of the situation arising from Charterers refusal to honor their obligations, including the further contribution by insurers and cargo interests towards the completion of the voyage and recovery of amounts due. The Company is working for a diligent solution in order to complete the voyage without further delays. In case no commercially reasonable solution may be found, the Company will explore its strategic alternatives with respect to this vessel.

Pursuant to a charterparty dated November 8, 2012, the Company chartered the M/V Free Neptune to Tramp Maritime Enterprises Ltd. (“TME”). TME failed to pay outstanding hire in the amount of US$356. On April 2, 2013, the Company commenced arbitration proceedings against TME under the charterparty. TME’s failure to honor its obligations under the charterparty has resulted in the M/V Free Neptune being arrested by bunker suppliers in respect of bunkers previously supplied to the vessel, which were due and payable by TME under both the charterparty terms and the bunkers supply terms. The Company denied liability for the claim and actively defended it. The arrest was lifted pursuant to an agreement between the bunker suppliers and the charterers of the vessel at the time of the arrest, under which, charterers made a part payment of the bunker suppliers claim. The bunker suppliers maintained their claim for the balance. The Company subsequently agreed with the charterers that it would repay such amount only in the event of a final and unappealable judgment on the merits against the Company.

The outstanding balance of the Company’s claims as of December 31, 2014 stands at $nil related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.